Exhibit 99.2

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2011

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2011

Statement Regarding Forward-Looking Statements

This supplemental package contains forward-looking statements within the meaning of the federal securities laws, including information related to trends, leasing expectations, weighted average lease terms, the exercise of lease extensions, lease expirations, debt maturities, annualized rent at expiration of leases, the effect new leases and increases in rental rates will have on our rental revenue, our credit ratings, construction and redevelopment activity, projected construction costs and other forward-looking financial data. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following:

•	the impact of the recent deterioration in global economic, credit and market conditions, including the downgrading of the U.S. government’s credit rating;

•	current local economic conditions in our geographic markets;

•	decreases in information technology spending, including as a result of economic slowdowns or recession;

•	adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges);

•	our dependence upon significant tenants;

•	bankruptcy or insolvency of a major tenant or a significant number of smaller tenants;

•	defaults on or non-renewal of leases by tenants;

•	our failure to obtain necessary debt and equity financing;

•	increased interest rates and operating costs;

•

risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements;

•	financial market fluctuations;

•	changes in foreign currency exchange rates;

•	our inability to manage our growth effectively;

•	difficulty acquiring or operating properties in foreign jurisdictions;

•	our failure to successfully integrate and operate acquired or redeveloped properties;

•	risks related to joint venture investments, including as a result of our lack of control of such investments;

•	delays or unexpected costs in development or redevelopment of properties;

•	decreased rental rates or increased vacancy rates;

•	increased competition or available supply of data center space;

•	our inability to successfully develop and lease new properties and space held for redevelopment;

•	difficulties in identifying properties to acquire and completing acquisitions;

•	our inability to acquire off-market properties;

•	our inability to comply with the rules and regulations applicable to reporting companies;

•	our failure to maintain our status as a REIT;

•	possible adverse changes to tax laws;

•	restrictions on our ability to engage in certain business activities;

•	environmental uncertainties and risks related to natural disasters;

•	losses in excess of our insurance coverage;

•	changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and

•	changes in local, state and federal regulatory requirements, including changes in real estate and zoning laws and increases in real property tax rates.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2010, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2011

Corporate Information

Corporate Profile

Digital Realty Trust, Inc. owns, acquires, redevelops, develops and manages technology-related real estate. The Company is focused on providing Turn-Key Datacenter® and Powered Base Building® datacenter solutions for domestic and international tenants across a variety of industry verticals ranging from information technology and Internet enterprises, to manufacturing and financial services. The Company’s 101 properties, excluding three properties held as investments in unconsolidated joint ventures, contain applications and operations critical to the day-to-day operations of technology industry tenants and corporate enterprise datacenter tenants. Comprising approximately 18.3 million net rentable square feet, including approximately 2.4 million square feet of space held for redevelopment, Digital Realty’s portfolio is located throughout North America, Europe, Asia and Australia. For additional information, please visit the Company’s website at www.digitalrealty.com.

Corporate Headquarters

560 Mission Street, Suite 2900

San Francisco, California 94105

Telephone: (415) 738-6500

Facsimile: (415) 738-6501

Web site: www.digitalrealty.com

Senior Management

Michael F. Foust: Chief Executive Officer

A. William Stein: Chief Financial Officer and Chief Investment Officer

Scott E. Peterson: Chief Acquisitions Officer

David J. Caron: Senior Vice President, Portfolio Management

Brent Behrman, Senior Vice President, Sales

Investor Relations

To request an Investor Relations package or be added to our e-mail distribution list, please visit our website:

www.digitalrealty.com                (Proceed to Information Request in the Investor Relations section)

Analyst Coverage

Baird	Bank of America Merrill Lynch	Barclays Capital	Cantor Fitzgerald	Citigroup
Christopher R. Lucas	James Feldman	Ross Smotrich	Sri Nagarajan	Michael Bilerman
(703) 821-5780	(646) 855-5808	(212) 526-2306	(646) 885-5429	(212) 816-1685

Thomas Lesnik	Ji Zhang	Matthew Rand	Evan Smith	Emmanuel Korchman
(703) 918-7854	(646) 855-2926	(212) 526-0248	(646) 885-6431	(212) 816-1382

Collins Stewart	Credit Suisse	Deutsche Bank	Goldman Sachs	Green Street
Greg Miller	Andrew Roslvach	John Perry	Sloan Bohlen	Lukas Hartwich
(212) 389-8128	(415) 249-7942	(212) 250-4912	(212) 902-2796	(949) 640-8780

Eric Chu	Gautam Garg	Vincent Chao
(212) 389-9129	(415) 249-7933	(212) 250-6799

ISI	Jefferies	JMP Securities	KeyBanc Capital Markets	Macquarie
Steve Sakwa	Omotayo Okusanya	William C. Marks	Jordan Sadler	Rob Stevenson
(212) 446-9462	(212) 336-7076	(415) 835-8944	(917) 368-2280	(212) 231-8068

George Auerbach	Jonathan Petersen	Mitch Germain	Craig Mailman	Nicolas Yulico
(212) 446-9459	(212) 336-7454	(212) 906-3546	(917) 368-2316	(212) 231-8028

Morgan Joseph TriArtisan	Morgan Stanley	Raymond James	RBC Capital Markets	Stifel Nicolaus
Ilya Grozovsky	Paul Morgan	Paul D. Puryear	Dave Rodgers	Todd Weller
(212) 218-3856	(415) 576-2627	(727) 567-2253	(440) 715-2647	(443) 224-1305

	Chris Caton	William A. Crow	Mike Carroll
	(415) 576-2637	(727) 567-2594	(440) 715-2649

UBS
Ross Nussbaum
(212) 713-2484

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealty.com.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2011

Corporate Information

Stock Listing Information

The stock of Digital Realty Trust, Inc. is traded primarily on the New York Stock Exchange under the following symbols:

Common Stock:	DLR
Series E Preferred Stock:	DLRPRE

Note that symbols may vary by stock quote provider.

Credit Ratings

Standard & Poors
Corporate Credit Rating	BBB	(Stable Outlook)
Preferred Stock	BB+

Moody’s
Issuer Rating	Baa2	(Stable Outlook)
Preferred Stock	Baa3

Fitch
Issuer Default Rating	BBB	(Stable Outlook)
Preferred Stock	BB+

These credit ratings may not reflect the potential impact of risks relating to the structure or trading of the Company’s securities and are provided solely for informational purposes. Credit ratings are not recommendations to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. The Company does not undertake any obligation to maintain the ratings or to advise of any change in ratings. Each agency’s rating should be evaluated independently of any other agency’s rating. An explanation of the significance of the ratings may be obtained from each of the rating agencies.

Common Stock Price Performance

The following summarizes recent activity of Digital Realty’s common stock (DLR):

	4th Quarter 2011	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011	4th Quarter 2010	3rd Quarter 2010	2nd Quarter 2010	1st Quarter 2010
High Price *	$67.83	$64.09	$64.25	$59.34	$62.40	$64.06	$64.17	$56.60
Low Price *	$51.75	$50.63	$56.34	$50.63	$47.42	$56.23	$51.77	$46.21
Closing Price, end of quarter *	$66.67	$55.16	$61.78	$58.14	$51.54	$61.70	$57.68	$54.20
Average daily trading volume *	1,259,124	1,198,958	962,400	1,192,245	1,665,345	1,094,573	1,254,652	975,779
Indicated dividend per common share **	$2.720	$2.720	$2.720	$2.720	$2.120	$2.120	$1.920	$1.920
Closing annual dividend yield, end of quarter	4.1%	4.9%	4.4%	4.7%	4.1%	3.4%	3.3%	3.5%
Closing shares and units outstanding, end of quarter ***	110,975,409	109,127,550	103,789,573	97,555,237	96,622,670	94,895,869	92,586,978	83,638,744
Closing market value of shares and units outstanding (thousands), end of quarter	$7,398,731	$6,019,476	$6,412,120	$5,671,861	$4,979,932	$5,855,075	$5,340,417	$4,533,220

*	New York Stock Exchange trades only.
**	On an annual basis.
***	As of December 31, 2011, the total number of shares and units includes 106,039,279 shares of common stock, 3,405,814 common units held by third parties and 1,530,316 common units, vested and unvested long-term incentive units and vested and unvested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon exchange of our 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and series D cumulative convertible preferred stock or upon conversion of our series E cumulative redeemable preferred stock upon certain changes of control.

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealty.com.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2011

Partner	# of Units (2)	% Ownership
Digital Realty Trust, Inc.	106,039,279	95.6%
Cambay Tele.com, LLC (3)	3,405,814	3.0%
Directors, Executive Officers and Others	1,530,316	1.4%

Total	110,975,409	100.0%

(1)	Reflects limited partnership interests held by our officers and directors in the form of common units and vested and unvested long-term incentive units and excludes all unexercised common stock options.
(2)	The total number of shares and units includes 106,039,279 shares of common stock, 3,405,814 common units held by third parties and 1,530,316 common units, vested and unvested long-term incentive units and vested and unvested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon exchange of our 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and series D cumulative convertible preferred stock or upon conversion of our series E cumulative redeemable preferred stock upon certain changes of control.
(3)	These third-party contributors received the common units (along with cash and our operating partnership’s assumption of debt) in exchange for their interests in 200 Paul Avenue 1-4, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities. Includes 409,913 common units held by the members of Cambay Tele.com, LLC.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2011

Key Quarterly Financial Data

(Unaudited and dollars in thousands, except per share data)

	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
Shares and Units at End of Quarter
Common shares outstanding	106,039,279	104,102,878	98,754,727	92,078,429	91,159,221	89,419,253	87,049,946	78,176,655
Common units outstanding	4,936,130	5,024,672	5,034,846	5,476,808	5,463,449	5,476,616	5,537,032	5,462,089

Total shares and operating partnership units	110,975,409	109,127,550	103,789,573	97,555,237	96,622,670	94,895,869	92,586,978	83,638,744

Enterprise Value
Market value of common equity (1)	$7,398,731	$6,019,476	$6,412,120	$5,671,861	$4,979,932	$5,855,075	$5,340,417	$4,533,220
Liquidation value of preferred equity	590,085	636,312	369,715	508,619	519,681	582,931	686,611	686,637
Total debt at balance sheet carrying value	2,940,210	2,797,040	3,067,577	3,055,429	2,806,954	2,721,599	2,124,710	2,168,209

Total enterprise value	$10,929,026	$9,452,828	$9,849,412	$9,235,909	$8,306,567	$9,159,605	$8,151,738	$7,388,066

Total debt/Total enterprise value	26.9%	29.6%	31.1%	33.1%	33.8%	29.7%	26.1%	29.3%
Selected Balance Sheet Data
Investments in real estate (before depreciation)	$6,142,559	$5,839,696	$5,634,381	$5,455,314	$5,245,177	$4,953,540	$4,094,476	$4,003,523
Total assets	6,098,566	5,826,412	5,658,405	5,537,345	5,329,483	5,170,899	4,501,032	4,147,586
Total liabilities	3,518,155	3,249,532	3,524,591	3,498,272	3,274,820	3,122,030	2,469,143	2,499,081
Selected Operating Data
Total operating revenues	$270,612	$273,476	$267,881	$250,741	$238,672	$237,486	$197,464	$191,779
Total operating expenses	189,313	201,850	191,161	176,076	166,112	177,085	143,314	136,584
Interest expense	36,856	37,078	39,334	36,082	36,583	36,737	33,162	30,902
Net income	47,197	37,689	38,228	39,012	36,298	23,626	19,902	25,586
Net income available to common stockholders	35,990	31,908	31,990	30,980	24,865	9,639	9,091	14,744
Financial Ratios
EBITDA (2)	$152,398	$148,500	$148,768	$142,023	$138,994	$117,930	$104,188	$103,894
Adjusted EBITDA (3)	$163,605	$154,281	$155,006	$150,055	$150,427	$131,917	$114,999	$114,736
Cash interest expense (4)	$25,239	$54,107	$27,349	$45,208	$27,404	$36,851	$27,062	$22,231
Fixed charges (5)	$38,794	$62,280	$35,750	$55,630	$38,831	$49,621	$40,613	$35,326
Debt service coverage ratio (6)	6.5x	2.9x	5.7x	3.3x	5.5x	3.6x	4.2x	5.2x
Fixed charge coverage ratio (7)	4.2x	2.5x	4.3x	2.7x	3.9x	2.7x	2.8x	3.2x
Profitability Measures
Net income per common share—basic	$0.34	$0.32	$0.33	$0.34	$0.27	$0.11	$0.11	$0.19
Net income per common share—diluted	$0.34	$0.31	$0.33	$0.33	$0.27	$0.11	$0.11	$0.18
Funds From Operations (FFO) per diluted share and unit (8)	$1.02	$1.01	$1.02	$1.02	$0.98	$0.81	$0.76	$0.81
Adjusted Funds From Operations (AFFO) per diluted share and unit (9)	$0.83	$0.84	$0.86	$0.90	$0.87	$0.75	$0.65	$0.67
Dividends per share and common unit	$0.68	$0.68	$0.68	$0.68	$0.53	$0.53	$0.48	$0.48
Diluted FFO payout ratio (10)	66.6%	67.4%	67.0%	66.9%	53.9%	65.4%	63.4%	59.2%
Diluted AFFO payout ratio (11)	81.9%	81.0%	79.1%	75.4%	60.8%	70.7%	73.3%	71.4%
Portfolio Statistics
Buildings	140	136	134	133	132	131	122	118
Properties	101	98	96	96	96	95	87	84
Net rentable square feet, excluding redevelopment space	15,908,059	15,262,859	14,967,288	14,628,267	14,584,914	14,456,127	13,270,035	13,211,992
Square feet held for redevelopment (12)	2,384,955	2,126,131	2,107,693	2,236,745	2,166,848	1,925,135	1,916,028	1,828,598
Occupancy at end of quarter (13)	94.8%	93.7%	93.9%	93.5%	94.6%	95.0%	95.0%	95.2%
Weighted average remaining lease term (years) (14)	7.0	7.0	6.8	6.9	6.9	6.9	7.2	7.2
Same store occupancy at end of quarter (13)(15)	95.3%	94.2%	94.2%	93.8%	94.9%	94.8%	94.9%	95.2%

(1)	The market value of common equity is based on the closing stock price at the end of the quarter and assumes 100% redemption of the limited partnership units in our operating partnership, including common units and vested and unvested long-term incentive units (including vested and unvested class C units), for shares of our common stock. Excludes shares issuable with respect to stock options that have been granted but have not yet been exercised, and also excludes all shares potentially issuable upon exchange of our 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and series D cumulative convertible preferred stock.
(2)	EBITDA is calculated as earnings before interest, taxes, depreciation and amortization. For a discussion of EBITDA, see page 30. For a reconciliation of net income available to common stockholders to EBITDA, see page 11.
(3)	Adjusted EBITDA is EBITDA adjusted for preferred dividends and non-controlling interests. For a discussion of Adjusted EBITDA, see page 30. For a reconciliation of net income available to common stockholders to Adjusted EBITDA, see page 11.
(4)	Cash interest expense is interest expense per our statement of operations less amortization of debt discount and deferred financing fees and includes interest that we capitalized. For a reconciliation of GAAP interest expense to cash interest expense, see page 11.
(5)	Fixed charges consist of cash interest expense, scheduled debt principal payments and preferred dividends.
(6)	Debt service coverage ratio is Adjusted EBITDA divided by cash interest expense.
(7)	Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges.
(8)	For a definition and discussion of FFO, see page 30. For a reconciliation of net income available to common stockholders to FFO, see page 10.
(9)	For a definition and discussion of AFFO, see page 30. For a reconciliation of FFO to AFFO, see page 10.
(10)	Diluted FFO payout ratio is dividends declared per common share and unit divided by diluted FFO per share and unit.
(11)	Diluted AFFO payout ratio is dividends declared per common share and unit divided by diluted AFFO per share and unit.
(12)	Redevelopment space requires significant capital investment in order to develop data center facilities that are ready for use. Most often this is shell space. However, in certain circumstances this may include partially built datacenter space that was not completed by previous ownership and requires a large capital investment in order to build out the space.
(13)	Occupancy and same store occupancy exclude space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(14)	Weighted average remaining lease term excludes renewal options and is weighted by net rentable square feet.
(15)	Same store properties were acquired before December 31, 2009.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2011

Consolidated Balance Sheets

(Dollars in thousands, except per share data)

	December 31, 2011	December 31, 2010
	(unaudited)
ASSETS
Investments in real estate
Land	$555,113	$478,629
Acquired ground leases	6,214	6,374
Buildings and improvements	5,253,754	4,459,047
Tenant improvements	303,502	283,492

Investments in real estate	6,118,583	5,227,542
Accumulated depreciation and amortization	(900,044)	(660,700)

Net investments in properties	5,218,539	4,566,842
Investment in unconsolidated joint ventures	23,976	17,635

Net investments in real estate	5,242,515	4,584,477
Cash and cash equivalents	40,631	11,719
Accounts and other receivables, net of allowance for doubtful accounts of $2,436 and $3,250 as of December 31, 2011 and December 31, 2010, respectively	90,580	70,337
Deferred rent	246,815	190,067
Acquired above market leases, net	29,701	40,539
Acquired in place lease value and deferred leasing costs, net	335,381	334,366
Deferred financing costs, net	29,849	22,825
Restricted cash	55,165	60,062
Other assets	27,929	15,091

Total Assets	$6,098,566	$5,329,483

LIABILITIES AND EQUITY
Revolving credit facilities	275,106	$333,534
Unsecured senior notes, net of discount	1,441,072	1,066,030
Exchangeable senior debentures, net of discount	266,400	353,702
Mortgage loans	947,132	1,043,188
Other secured loans	10,500	10,500
Accounts payable and other accrued liabilities	315,133	237,631
Accrued dividends and distributions	75,455	51,210
Acquired below market leases, net	85,819	93,250
Security deposits and prepaid rents	101,538	85,775

Total Liabilities	3,518,155	3,274,820

Commitments and contingencies	—	—
EQUITY:
Stockholders’ equity:
Preferred Stock: $0.01 par value, 30,000,000 authorized:
Series C Cumulative Convertible Preferred Stock, 4.375%, $128,159 and $174,999 liquidation preference, respectively ($25.00 per share), 5,126,364 and 6,999,955 shares issued and outstanding as of December 31, 2011 and December 31, 2010, respectively	123,820	169,067
Series D Cumulative Convertible Preferred Stock, 5.500%, $174,426 and $344,683 liquidation preference, respectively ($25.00 per share), 6,977,055 and 13,787,300 shares issued and outstanding as of December 31, 2011 and December 31, 2010, respectively	168,669	333,274
Series E Cumulative Redeemable Preferred Stock, 7.000%, $287,500 and $0 liquidation preference, respectively ($25.00 per share), 11,500,000 and 0 shares issued and outstanding as of December 31, 2011 and December 31, 2010, respectively	277,292	—
Common Stock: $0.01 par value, 165,000,000 authorized, 106,039,279 and 91,159,221 shares issued and outstanding as of December 31, 2011 and December 31, 2010, respectively	1,057	909
Additional paid-in capital	2,496,651	1,849,497
Dividends in excess of earnings	(488,692)	(348,148)
Accumulated other comprehensive income, net	(55,880)	(42,081)

Total stockholders’ equity	2,522,917	1,962,518

Noncontrolling interests:
Noncontrolling interest in operating partnership	45,057	52,436
Noncontrolling interest in consolidated joint ventures	12,437	39,709

Total noncontrolling interests	57,494	92,145

Total Equity	2,580,411	2,054,663

Total Liabilities and Equity	$6,098,566	$5,329,483

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2011

Consolidated Quarterly Statements of Operations

(unaudited and in thousands, except share and per share data)

	Three Months Ended
	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
Rental	$214,264	$206,846	$202,806	$196,795	$189,684	$184,204	$156,831	$151,306
Tenant reimbursements	52,010	56,656	51,311	51,834	46,451	52,975	39,597	39,059
Construction management	4,338	9,372	13,759	1,817	2,166	307	1,036	1,414
Other	—	602	5	295	371	—	—	—

Total operating revenues	270,612	273,476	267,881	250,741	238,672	237,486	197,464	191,779

Rental property operating and maintenance	81,698	82,164	72,337	71,723	69,832	73,863	53,936	52,595
Property taxes	9,458	13,055	13,962	13,471	4,933	14,030	12,748	12,721
Insurance	2,014	1,961	1,998	2,051	2,384	2,168	1,846	1,735
Construction management	2,388	7,391	11,199	1,737	131	293	470	647
Depreciation and amortization	80,612	79,047	76,848	73,918	76,383	70,128	59,860	57,532
General and administrative	12,542	14,600	14,077	12,405	12,225	11,878	12,574	10,519
Transactions	601	3,632	740	681	224	4,666	1,715	833
Other	—	—	—	90	—	59	165	2

Total operating expenses	189,313	201,850	191,161	176,076	166,112	177,085	143,314	136,584

Operating income	81,299	71,626	76,720	74,665	72,560	60,401	54,150	55,195
Equity in earnings of unconsolidated joint ventures	1,296	1,390	1,058	1,208	1,260	1,061	955	1,978
Interest and other income	398	2,218	380	264	224	327	34	31
Interest expense	(36,856)	(37,078)	(39,334)	(36,082)	(36,583)	(36,737)	(33,162)	(30,902)
Tax benefit (expense)	1,164	(461)	(233)	(428)	(258)	(343)	(534)	(716)
Loss from early extinguishment of debt	(104)	(6)	(363)	(615)	(905)	(1,083)	(1,541)	—

Net income	47,197	37,689	38,228	39,012	36,298	23,626	19,902	25,586
Net income attributable to noncontrolling interests	(1,481)	(1,345)	(1,525)	(1,510)	(1,077)	(590)	(710)	(741)

Net income attributable to Digital Realty Trust, Inc.	45,716	36,344	36,703	37,502	35,221	23,036	19,192	24,845
Preferred stock dividends	(9,726)	(4,436)	(4,713)	(6,522)	(7,608)	(9,194)	(10,101)	(10,101)
Costs on redemption of preferred stock	—	—	—	—	(2,748)	(4,203)	—	—

Net income available to common stockholders	$35,990	$31,908	$31,990	$30,980	$24,865	$9,639	$9,091	$14,744

Net income per share available to common stockholders—basic	$0.34	$0.32	$0.33	$0.34	$0.27	$0.11	$0.11	$0.19
Net income per share available to common stockholders—diluted	$0.34	$0.31	$0.33	$0.33	$0.27	$0.11	$0.11	$0.18
Weighted-average shares outstanding—basic	105,134,719	100,588,235	96,295,585	91,428,355	90,698,033	87,908,953	80,542,329	77,770,691
Weighted-average shares outstanding—diluted	105,584,344	101,912,342	97,511,811	92,600,215	92,448,830	90,136,911	83,021,817	80,612,660
Weighted-average fully diluted shares and units	110,052,443	105,478,907	102,272,613	98,117,454	97,330,548	95,042,658	88,295,639	86,075,069

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2011

Funds From Operations (FFO)

(unaudited and in thousands, except per share data)

	Three Months Ended
	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
Reconciliation of net income available to common stockholders to FFO (Note):
Net income available to common stockholders	$35,990	$31,908	$31,990	$30,980	$24,865	$9,639	$9,091	$14,744
Adjustments:
Noncontrolling interests in operating partnership	1,530	1,421	1,582	1,652	1,336	537	560	973
Real estate related depreciation and amortization (1)	80,086	78,550	76,405	73,506	75,983	69,810	59,517	57,175
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures	985	918	893	892	724	1,058	688	773

FFO available to common stockholders and unitholders	$118,591	$112,797	$110,870	$107,030	$102,908	$81,044	$69,856	$73,665

FFO per share and unit:
Basic	$1.08	$1.07	$1.10	$1.11	$1.08	$0.87	$0.81	$0.89
Diluted (2)	$1.02	$1.01	$1.02	$1.02	$0.98	$0.81	$0.76	$0.81

Weighted-average shares and units outstanding—basic	109,603	105,069	101,056	96,303	95,580	93,421	86,150	83,233
Weighted-average shares and units outstanding—diluted (2)	123,875	120,235	117,845	115,730	115,618	113,235	106,386	104,142
(1) Real estate related depreciation and amortization was computed as follows:
Depreciation and amortization per income statement	$80,612	$79,047	$76,848	$73,918	$76,383	$70,128	$59,860	$57,532
Non-real estate depreciation	(526)	(497)	(443)	(412)	(400)	(318)	(343)	(357)

	$80,086	$78,550	$76,405	$73,506	$75,983	$69,810	$59,517	$57,175

(2)    At December 31, 2011, we had 5,126 series C convertible preferred shares and 6,977 series D convertible preferred shares outstanding that were convertible into 2,778 common shares and 4,660 common shares on a weighted average basis for the three months ended December 31, 2011, respectively. For the three months and year ended December 31, 2011, we have excluded the effect of dilutive series E preferred stock, that may be converted upon the occurrence of specified change in control transactions as described in the articles supplementary governing the series E preferred stock, which we consider highly improbable; if included, the dilutive effect for the three months and year ended December 31, 2011 would be 4,432 and 1,311 shares, respectively. In addition, we had a balance of $266,400 of 5.50% exchangeable senior debentures that were exchangeable for 6,384 common shares on a weighted average basis for the three months ended December 31, 2011. See below for calculations of diluted FFO available to common stockholders and unitholders and weighted average common stock and units outstanding.

FFO available to common stockholders and unitholders	$118,591	$112,797	$110,870	$107,030	$102,908	$81,044	$69,856	$73,665
Add: Series C convertible preferred dividends	1,402	1,402	1,441	1,832	1,914	1,914	1,914	1,914
Add: Series D convertible preferred dividends	2,398	3,034	3,272	4,690	4,739	4,739	4,742	4,742
Add: 5.50% exchangeable senior debentures interest expense	4,050	4,050	4,050	4,050	4,050	4,050	4,050	4,050

FFO available to common stockholders and unitholders — diluted	$126,441	$121,283	$119,633	$117,602	$113,611	$91,747	$80,562	$84,371

Weighted average common stock and units outstanding	109,603	105,069	101,056	96,303	95,580	93,421	86,150	83,233
Add: Effect of dilutive securities (excl. series C & D convert. preferred stock & 5.50% debentures)	450	410	1,216	1,172	1,751	1,622	2,146	2,842
Add: Effect of dilutive series C convertible preferred stock	2,778	2,784	2,865	3,652	3,703	3,666	3,657	3,657
Add: Effect of dilutive series D convertible preferred stock	4,660	5,604	6,419	8,333	8,314	8,316	8,238	8,215
Add: Effect of dilutive 5.50% exchangeable senior debentures	6,384	6,368	6,289	6,270	6,270	6,210	6,195	6,195

Weighted average common stock and units outstanding — diluted	123,875	120,235	117,845	115,730	115,618	113,235	106,386	104,142

Note: For a definition and discussion of FFO, see page 30.

Adjusted Funds From Operations (AFFO)

(unaudited and in thousands)

	Three Months Ended
	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
Reconciliation of FFO to AFFO (Note):
FFO available to common stockholders and unitholders	$118,591	$112,797	$110,870	$107,030	$102,908	$81,044	$69,856	$73,665
Adjustments:
Non-real estate depreciation	526	497	443	412	400	318	343	357
Amortization of deferred financing costs	2,209	2,285	2,510	2,451	2,410	2,715	2,929	2,406
Amortization of debt discount	244	241	749	998	933	781	1,082	1,025
Non-cash compensation	3,167	3,560	3,739	2,963	2,803	2,942	3,229	2,188
Loss from early extinguishment of debt	104	6	363	615	905	1,083	1,541	—
Straight line rents	(15,089)	(14,166)	(14,305)	(12,749)	(11,948)	(11,861)	(10,560)	(11,099)
Above and below market rent amortization	(2,274)	(1,989)	(1,860)	(1,814)	(1,813)	(1,800)	(2,422)	(2,283)
Capitalized leasing compensation	(2,610)	(2,734)	(2,721)	(2,443)	(1,930)	(1,760)	(2,026)	(1,887)
Recurring capital expenditures and tenant improvements	(3,525)	(2,650)	(777)	(687)	(2,667)	(735)	(178)	(2,024)
Capitalized leasing commissions	(6,401)	(5,350)	(6,486)	(3,029)	(4,797)	(2,925)	(4,866)	(3,156)
Costs on redemption of preferred stock	—	—	—	—	2,748	4,203	—	—

AFFO available to common stockholders and unitholders	$94,942	$92,497	$92,525	$93,747	$89,952	$74,005	$58,928	$59,192

Note: For a definition and discussion of AFFO, see page 30. For a reconciliation of net income available to common stockholders to FFO, see above table.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2011

Reconciliation of Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (1)

(unaudited and in thousands)

	Three Months Ended
	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
Net income available to common stockholders	$35,990	$31,908	$31,990	$30,980	$24,865	$9,639	$9,091	$14,744
Interest	36,856	37,078	39,334	36,082	36,583	36,737	33,162	30,902
Loss from early extinguishment of debt	104	6	363	615	905	1,083	1,541	—
Taxes	(1,164)	461	233	428	258	343	534	716
Depreciation and amortization	80,612	79,047	76,848	73,918	76,383	70,128	59,860	57,532

EBITDA	152,398	148,500	148,768	142,023	138,994	117,930	104,188	103,894
Noncontrolling interests	1,481	1,345	1,525	1,510	1,077	590	710	741
Preferred stock dividends	9,726	4,436	4,713	6,522	7,608	9,194	10,101	10,101
Costs on redemption of preferred stock	—	—	—	—	2,748	4,203	—	—

Adjusted EBITDA	$163,605	$154,281	$155,006	$150,055	$150,427	$131,917	$114,999	$114,736

(1)	For the definition and discussion of EBITDA and Adjusted EBITDA, see page 30.

Financial Ratios

(unaudited and in thousands)

	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
Total GAAP interest expense	$36,856	$37,078	$39,334	$36,082	$36,583	$36,737	$33,162	$30,902
Capitalized interest	4,262	4,755	4,222	4,666	3,100	2,723	2,511	1,907
Change in accrued interest and other non-cash amounts	(15,879)	12,274	(16,207)	4,460	(12,279)	(2,609)	(8,611)	(10,578)

Cash interest expense (a)	25,239	54,107	27,349	45,208	27,404	36,851	27,062	22,231
Scheduled debt principal payments and preferred dividends	13,555	8,173	8,401	10,422	11,427	12,770	13,551	13,095

Total fixed charges (b)	$38,794	$62,280	$35,750	$55,630	$38,831	$49,621	$40,613	$35,326

Debt service coverage ratio based on GAAP interest expense (c)	4.4x	4.2x	3.9x	4.2x	4.1x	3.6x	3.5x	3.7x
Debt service coverage ratio based on cash interest expense (c)	6.5x	2.9x	5.7x	3.3x	5.5x	3.6x	4.2x	5.2x
Fixed charge coverage ratio based on GAAP interest expense (d)	3.2x	3.4x	3.2x	3.2x	3.1x	2.7x	2.5x	2.6x
Fixed charge coverage ratio based on cash interest expense (d)	4.2x	2.5x	4.3x	2.7x	3.9x	2.7x	2.8x	3.2x
Debt to total enterprise value including debt and preferred equity (e)	26.9%	29.6%	31.1%	33.1%	33.8%	29.7%	26.1%	29.3%
Debt plus preferred stock to total enterprise value including debt and preferred equity (f)	32.3%	36.3%	34.9%	38.6%	40.0%	36.1%	34.5%	38.6%
Pretax income to interest expense (g)	2.3x	2.0x	2.0x	2.1x	2.0x	1.6x	1.6x	1.8x
Net Debt to Adjusted EBITDA (h)	4.4x	4.5x	4.9x	5.0x	4.6x	5.0x	3.9x	4.6x

(a)	Cash interest expense is interest expense less amortization of debt discount and deferred financing fees and includes interest that we capitalized. We consider cash interest expense to be a useful measure of interest as it excludes non-cash based interest expense.
(b)	For a definition of fixed charges, see page 7.
(c)	Adjusted EBITDA divided by interest expense.
(d)	Adjusted EBITDA divided by fixed charges. Fixed charges include interest expense as per (a) above and scheduled debt principal payments and preferred dividends.
(e)	Mortgage debt and other loans divided by mortgage debt and other loans plus the liquidation value of preferred stock and the market value of outstanding common stock and operating partnership units, assuming the redemption of operating partnership units for shares of our common stock.
(f)	Same as (e), except numerator includes preferred stock.
(g)	Calculated as income, including interest, divided by GAAP interest expense.
(h)	Calculated as total debt at balance sheet carrying value (see page 7) less unrestricted cash and cash equivalents divided by Adjusted EBITDA multiplied by four.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2011

Same Store and New Properties Consolidated Quarterly Statements of Operations

(unaudited and in thousands)

	Three Months Ended
	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
Same store (1)
Operating Revenues:
Rental	$166,966	$160,672	$157,650	$153,062	$151,846	$148,577	$143,031	$141,221
Tenant reimbursements—Utilities	23,578	25,705	22,608	22,050	20,614	23,879	19,410	18,144
Tenant reimbursements—Other	12,720	15,234	15,540	16,369	13,312	16,477	16,463	17,694
Construction management (2)	—	—	—	—	—	—	—	—
Other	—	602	—	295	371	—	—	—

Total operating revenues	203,264	202,213	195,798	191,776	186,143	188,933	178,904	177,059

Operating Expenses:
Rental property operating and maintenance—Utilities	28,262	31,326	27,353	27,860	25,290	30,487	24,417	24,876
Rental property operating and maintenance—Other	30,215	25,754	23,502	23,652	25,171	24,436	22,929	22,888
Property taxes	6,529	10,404	11,090	10,978	5,253	11,628	11,071	11,464
Insurance	1,532	1,560	1,579	1,543	1,581	1,777	1,743	1,662
Construction management (2)	—	—	—	—	—	—	—	—
Depreciation and amortization	63,627	62,022	60,692	58,668	61,342	56,308	55,419	54,348
General and administrative (3)	12,542	14,600	14,077	12,405	12,225	11,878	12,574	10,519
Transactions	—	—	—	—	—	—	—	—
Other	—	—	—	90	—	59	165	2

Total operating expenses	142,707	145,666	138,293	135,196	130,862	136,573	128,318	125,759

Operating income	60,557	56,547	57,505	56,580	55,281	52,360	50,586	51,300
Other Income (Expenses):
Equity in earnings of unconsolidated joint ventures	1,346	1,453	1,105	1,249	1,270	1,177	955	1,978
Interest and other income	394	2,221	370	255	213	297	34	31
Interest expense (4)	(36,181)	(36,896)	(39,176)	(35,914)	(36,392)	(36,647)	(33,162)	(30,902)
Tax expense	1,295	(318)	(205)	(417)	(258)	(347)	(530)	(716)
Loss from early extinguishment of debt	(104)	(6)	(363)	(615)	(905)	(1,083)	(1,541)	—

Net income	$27,307	$23,001	$19,236	$21,138	$19,209	$15,757	$16,342	$21,691

New properties (1)
Operating Revenues:
Rental	$47,298	$46,174	$45,156	$43,733	$37,838	$35,627	$13,800	$10,085
Tenant reimbursements—Utilities	13,936	14,011	10,756	10,866	10,667	12,344	2,410	2,872
Tenant reimbursements—Other	1,776	1,706	2,407	2,549	1,858	275	1,314	349
Construction management (2)	4,338	9,372	13,759	1,817	2,166	307	1,036	1,414
Other	—	—	5	—	—	—	—	—

Total operating revenues	67,348	71,263	72,083	58,965	52,529	48,553	18,560	14,720

Operating Expenses:
Rental property operating and maintenance—Utilities	13,721	15,031	11,153	11,305	10,776	12,045	3,540	3,787
Rental property operating and maintenance—Other	9,500	10,053	10,329	8,906	8,595	6,895	3,050	1,044
Property taxes	2,929	2,651	2,872	2,493	(320)	2,402	1,677	1,257
Insurance	482	401	419	508	803	391	103	73
Construction management (2)	2,388	7,391	11,199	1,737	131	293	470	647
Depreciation and amortization	16,985	17,025	16,156	15,250	15,041	13,820	4,441	3,184
General and administrative (3)	—	—	—	—	—	—	—	—
Transactions	601	3,632	740	681	224	4,666	1,715	833
Other	—	—	—	—	—	—	—	—

Total operating expenses	46,606	56,184	52,868	40,880	35,250	40,512	14,996	10,825

Operating income	20,742	15,079	19,215	18,085	17,279	8,041	3,564	3,895
Other Income (Expenses):
Equity in earnings of unconsolidated joint ventures	(50)	(63)	(47)	(41)	(10)	(116)	—	—
Interest and other income	4	(3)	10	9	11	30	—	—
Interest expense (4)	(675)	(182)	(158)	(168)	(191)	(90)	—	—
Tax expense	(131)	(143)	(28)	(11)	—	4	(4)	—
Loss from early extinguishment of debt	—	—	—	—	—	—	—	—

Net Income	$19,890	$14,688	$18,992	$17,874	$17,089	$7,869	$3,560	$3,895

(1)	Same store properties are properties that were acquired on or before December 31, 2009 and new properties are properties acquired after December 31, 2009.
(2)	Construction management revenues and expenses are included entirely in new properties as they are not allocable to specific properties.
(3)	General and administrative expenses are included entirely in same store properties as they are not allocable to specific properties.
(4)	Interest expense on our revolving credit facilities is allocated entirely to same store properties.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2011

Same Store Operating Trend Summary

(unaudited and in thousands)

	Three Months Ended
	31-Dec-11	30-Sep-11	Percentage Change	31-Dec-10	Percentage Change
Same store (1)
Rental (2)	$166,966	$160,672	3.9%	$151,846	10.0%
Tenant reimbursements - Utilities	23,578	25,705	(8.3%)	20,614	14.4%
Tenant reimbursements - Other	12,720	15,234	(16.5%)	13,312	(4.4%)

	203,264	201,611	0.8%	185,772	9.4%
Rental property operating and maintenance - Utilities	28,262	31,326	(9.8%)	25,290	11.8%
Rental property operating and maintenance - Other	30,215	25,754	17.3%	25,171	20.0%
Property taxes	6,529	10,404	(37.2%)	5,253	24.3%
Insurance	1,532	1,560	(1.8%)	1,581	(3.1%)

	66,538	69,044	(3.6%)	57,295	16.1%

Net Operating Income (3)	$136,726	$132,567	3.1%	$128,477	6.4%

Same store occupancy at end of quarter (4)	95.3%	94.2%		94.9%

(1)	Same store properties were acquired on or before December 31, 2009.
(2)	For the periods presented, same store straight-line rent was $10,706, $11,072 and $9,625, respectively, and non-cash purchase accounting adjustments were $1,936, $1,903, and $1,903, respectively.
(3)	For a definition and discussion of Net Operating Income, see page 30.
(4)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2011

Consolidated Debt Analysis

(unaudited, in thousands)

	Maturity Date	Principal Balance as of December 31, 2011	% of Debt	Interest Rate as of December 31, 2011	Interest Rate as of December 31, 2011 including caps and swaps
Revolving Credit Facilities
Global revolving credit facility (1) (2)	November 2, 2016	275,106	9.4%	1.67%

		$275,106	9.4%
Unsecured senior notes:
Prudential Shelf Facility:
Series B	November 5, 2013	33,000	1.1%	9.32%
Series C	January 6, 2016	25,000	0.9%	9.68%
Series D	January 20, 2015	50,000	1.7%	4.57%
Series E	January 20, 2017	50,000	1.7%	5.73%
Series F	February 3, 2015	17,000	0.6%	4.50%

Total Prudential Shelf Facility		$175,000	6.0%
Senior Notes:
5.875% notes due 2020	February 1, 2020	500,000	17.0%	5.88%
4.50% notes due 2015	July 15, 2015	375,000	12.8%	5.25%
5.25% notes due 2021	March 15, 2021	400,000	13.6%	4.50%
Unamortized discounts		(8,928)	-0.3%

Total senior notes		$1,266,072	43.1%
Total unsecured senior notes		$1,441,072	49.1%
Exchangeable senior debentures:
5.50% exchangeable senior debentures due 2029	April 15, 2029	266,400	9.0%	5.50%

Total exchangeable senior debentures		$266,400	9.0%
Mortgage loans:
114 Rue Ambroise Croizat	January 18, 2012	(3) 39,483	1.3%	2.90%	5.13%
Unit 9, Blanchardstown Corporate Park	January 18, 2012	(3) 33,946	1.2%	2.90%	5.35%
1350 Duane Avenue/3080 Raymond Street	October 1, 2012	(4) 52,800	1.8%	5.42%
800 Central Expressway	June 9, 2013	10,000	0.3%	5.75%
1201 Comstock Street	June 24, 2013	(2) 16,163	0.5%	3.74%
Paul van Vlissingenstraat 16	July 18, 2013	13,319	0.5%	3.15%	5.58%
Chemin de l’Epinglier 2	July 18, 2013	9,636	0.3%	3.05%	5.57%
1500 Space Park Drive	October 5, 2013	37,875	1.3%	6.15%
Gyroscoopweg 2E-2F	October 18, 2013	8,480	0.3%	3.05%	5.49%
360 Spear Street	November 8, 2013	47,569	1.6%	6.32%
Mundells Roundabout	November 30, 2013	66,563	2.3%	2.15%	4.18%
Clonshaugh Industrial Estate II	September 4, 2014	38,883	1.3%	6.05%	7.20%
Cressex 1	October 16, 2014	27,786	0.9%	5.68%
Manchester Technopark	October 16, 2014	8,453	0.3%	5.68%
Secured Term Debt	November 11, 2014	138,828	4.7%	5.65%
200 Paul Avenue 1-4	October 8, 2015	74,458	2.5%	5.74%
600 West Seventh Street	March 15, 2016	52,709	1.8%	5.80%
34551 Ardenwood Boulevard 1-4	November 11, 2016	53,627	1.8%	5.95%
2334 Lundy Place	November 11, 2016	39,003	1.3%	5.96%
1100 Space Park Drive	December 11, 2016	53,609	1.8%	5.89%
2045 & 2055 LaFayette Street	February 6, 2017	65,551	2.2%	5.93%
150 South First Street	February 6, 2017	51,508	1.8%	6.30%
731 East Trade Street	July 1, 2020	4,806	0.2%	8.22%
Unamortized net premiums		2,077	0.1%

		$947,132	32.1%
Other secured loans:
800 Central Expressway Mezzanine	June 9, 2013	10,500	0.4%	9.50%	9.50%

Total other secured loans:		$10,500	0.4%
Total Consolidated Debt		$2,940,210	100.0%

Weighted average cost of debt (including interest rate caps and swaps)					5.19%

(1)	On November 3, 2011, the global revolving credit facility replaced the corporate revolving credit facility and Asia Pacific revolving credit facility.
(2)	Assumes all extensions will be exercised.
(3)	Mortgage loans paid off at maturity in January 2012.
(4)	We anticipate paying off this mortgage loan on September 1, 2012, without penalty.

Global Revolving Credit Facility
(in thousands)
	Maximum Available as of December 31, 2011	Available as of December 31, 2011 (4)	Drawn as of December 31, 2011
Global Revolving Credit Facility	$1,500,000	$1,202,500	$275,106

(4)	Net of letters of credit issued.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2011

Debt Maturities

(unaudited, in thousands)

		2012	2013	2014	2015	2016	Thereafter	Total
Global revolving credit facility	(1)	$—	$—	$—	$—	$275,106	$—	$275,106
Prudential shelf facility senior notes		—	33,000	—	67,000	25,000	50,000	175,000
Secured Term Debt	(2)	2,836	3,026	132,966	—	—	—	138,828
200 Paul Avenue 1-4		1,812	1,932	2,048	68,666	—	—	74,458
Mundells Roundabout		—	66,563	—	—	—	—	66,563
2045 & 2055 LaFayette Street		941	999	1,061	1,126	1,196	60,228	65,551
34551 Ardenwood Boulevard 1-4		711	765	812	862	50,477	—	53,627
1100 Space Park Drive		720	774	821	871	50,423	—	53,609
600 West Seventh Street		1,535	1,626	1,723	1,825	46,000	—	52,709
1350 Duane Avenue/3080 Raymond Street		52,800	—	—	—	—	—	52,800
150 South First Street		679	732	781	832	878	47,606	51,508
360 Spear Street		956	46,613	—	—	—	—	47,569
114 Rue Ambroise Croizat	(3)	39,483	—	—	—	—	—	39,483
2334 Lundy Place		517	555	590	627	36,714	—	39,003
Clonshaugh Industrial Estate II		—	—	38,883	—	—	—	38,883
1500 Space Park Drive		2,192	35,683	—	—	—	—	37,875
Unit 9, Blanchardstown Corporate Park	(3)	33,946	—	—	—	—	—	33,946
Cressex 1		477	477	477	26,355	—	—	27,786
1201 Comstock Street	(1)	867	15,296	—	—	—	—	16,163
Paul van Vlissingenstraat 16		218	13,101	—	—	—	—	13,319
800 Central Expressway Mezzanine		—	10,500	—	—	—	—	10,500
800 Central Expressway		—	10,000	—	—	—	—	10,000
Chemin de l’Epinglier 2		157	9,479	—	—	—	—	9,636
Gyroscoopweg 2E-2F		138	8,342	—	—	—	—	8,480
Manchester Technopark		145	145	145	8,018	—	—	8,453
731 East Trade Street		297	323	350	416	503	2,917	4,806
5.875% notes due 2020		—	—	—	—	—	500,000	500,000
4.50% notes due 2015		—	—	—	375,000	—	—	375,000
5.25% notes due 2021		—	—	—	—	—	400,000	400,000
5.50% exchangeable senior debentures due 2029	(4)	—	—	266,400	—	—	—	266,400

Total		$141,427	$259,931	$447,057	$551,598	$486,297	$1,060,751	$2,947,061

Weighted Average Term to Initial Maturity	(4)		4.8 Years
Weighted Average Term to Initial Maturity (assuming exercise of extension options)	(4)		4.9 Years

(1)	Assumes all extensions will be exercised.
(2)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans is cross-collateralized by the six properties.
(3)	Mortgage loans paid off at maturity in January 2012.
(4)	Assumes maturity of 5.50% exchangeable senior debentures due 2029 at first redemption date in April 2014.

Note: Total excludes $2,077 of loan premiums, net and ($7,258), ($827), and ($843) of debt discount on 5.875% unsecured senior notes due 2020, 4.50% unsecured senior notes due 2015, and 5.25% unsecured senior notes due 2021, respectively.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2011

Debt Analysis & Covenant Compliance

(unaudited)

Debt Covenant Ratios (1):	As of December 31, 2011
	4.50% Notes due 2015, 5.875% Notes due 2020 & 5.25% Notes due 2021		Global Revolving Credit Facility
	Required	Actual	Required	Actual
Total Outstanding Debt / Total Assets (2)	Less than 60%	38%	Less than 60% (3)	32%
Secured Debt / Total Assets (4)	Less than 40%	12%	Less than 40%	11%
Total Unencumbered Assets / Unsecured Debt	Greater than 150%	323%		N/A
Consolidated EBITDA / Interest Expense (5)	Greater than 1.50x	3.6 x		N/A
Fixed Charge Coverage		N/A	Greater than 1.50x	3.1 x
Unsecured Debt / Total Unencumbered Asset Value (6)		N/A	Less than 60%	35%
Unencumbered Assets Debt Service Coverage Ratio		N/A	Greater than 1.50x	4.5 x

(1)	For a definition of the capitalized terms used in the table above and related footnotes, please refer to: the Indenture dated January 28, 2010, which governs the 5.875% Notes due 2020; the Indenture dated July 8, 2010, which governs the 4.50% Notes due 2015; the Indenture dated March 8, 2011, which governs the 5.25% Notes due 2021; and the Global Senior Credit Agreement dated as of November 3, 2011, which are or will be filed as exhibits to our reports filed with the Securities and Exchange Commission.
(2)	This ratio is referred to as the Leverage Ratio, defined as Consolidated Debt / Total Asset Value, under the Global Revolving Credit Facility. Under the 4.50% Notes due 2015, 5.875% Notes due 2020, and 5.25% Notes due 2021, Total Assets is calculated using Consolidated EBITDA capped at 9.0%. Under the Global Revolving Credit Facility, Total Asset Value is calculated using Adjusted Net Operating Income capped at 8.25% for Data Center Assets and 7.50% for Other Assets.
(3)	The Company has the right to maintain a Leverage Ratio of greater than 60.0% but less than or equal to 65.0% for up to four consecutive fiscal quarters during the term of the Facility following an acquisition of one or more Assets for a purchase price and other consideration in an amount not less than 5% of Total Asset Value.
(4)	This ratio is referred to as the Secured Debt Leverage Ratio, defined as Consolidated Secured Debt / Total Asset Value, under the Global Revolving Credit Facility.
(5)	Calculated as current quarter annualized Consolidated EBITDA to current quarter annualized Interest Expense (including capitalized interest and debt discounts).
(6)	Assets must satisfy certain conditions to qualify for inclusion as an Unencumbered Asset under the Global Revolving Credit Facility.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2011

Portfolio Summary

As of December 31, 2011

	12/31/2011	9/30/2011
Number of Properties:
Domestic	84	81
International	17	17

	101 (1)	98 (1)
Number of Buildings:
Domestic	119	115
International	21	21

	140	136
Number of Markets:
Domestic (2)	21	21
International (3)	10	10

	31	31
Net Rentable Square Feet:
Domestic	14,343,240	13,728,652
International	1,564,819	1,534,207

	15,908,059	15,262,859
Redevelopment Square Feet:
Domestic	1,987,845	1,698,409
International	397,110	427,722

	2,384,955	2,126,131
Portfolio Occupancy (4)	94.8%	93.7%
Same Store Pool Occupancy (4)	95.3%	94.2%
Average Original Lease Term (years)	13.9	13.7
Average Remaining Lease Term (years)	7.0	7.0
Lease Expirations (through 2012)	3.2%	3.5%

(1)	Excludes three properties held as investments in unconsolidated joint ventures and developable land.
(2)	One market includes developable land in Portland, Oregon.
(3)	Two markets include developable land in Sydney, Australia and Melbourne, Australia.
(4)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2011

Properties Acquired

For the three months ended December 31, 2011

Property	Metropolitan Area	Date Acquired	Purchase Price (in millions)		Net Rentable Square Footage of Property (1)	Total Square Footage Held for Redevelopment	Percentage of Total Rentable Square Footage of Property Occupied (2)
Profile Park (3)	Dublin, Ireland	Oct-11	6.3		—	—	0.0%
760 Doug Davis Drive	Atlanta	Dec-11	63.0		334,306	—	100.0%
1506-1510 Moran Road (4)	Northern Virginia	Dec-11	2.8		13,626	—	100.0%
360 Spear Street	San Francisco	Dec-11	85.0	(5)	154,950	—	100.0%

			$157.1		502,882	—	100.0%

(1)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Occupancy percentages are calculated net of square footage held for redevelopment.
(3)	Represents developable land which is not included in our operating property count.
(4)	Represents acquisition of property that was subsequently contributed to a joint venture in February 2012. We have a 75% ownership interest in the joint venture that owns the property. The property consists of a 100% occupied data center along with developable land adjacent to the data center.
(5)	Assumed mortgage loan of $47.6 million.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2011

Occupancy Analysis

As of December 31, 2011

(Dollar amounts in thousands)

							Occupancy (2)					Not Rentable Square Feet as a % of	Annualized Rent as a % of
Property		Acquisition Date	Property Type	Net Rentable Square Feet	Redevelopment Space	Annualized Rent ($000) (1)	As of 12/31/11	As of 09/30/11	As of 06/30/11	As of 03/31/11	As of 12/31/10	Total Portfolio	Total Portfolio
NORTH AMERICA
Silicon Valley
1350 Duane & 3080 Raymond		Oct-09	Corporate Datacenters	185,000	—	9,987	100.0%	100.0%	100.0%	100.0%	100.0%	1.2%	1.3%
3011 Lafayette Street		Jan-07	Corporate Datacenters	90,780	—	9,948	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	1.3
1500 Space Park Drive		Sep-07	Corporate Datacenters	51,615	—	9,053	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	1.1
1525 Comstock Street		Sep-09	Corporate Datacenters	42,385	—	8,951	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	1.1
1100 Space Park Drive		Nov-04	Internet Gateway Datacenters	153,205	12,092	7,423	100.0%	92.7%	100.0%	100.0%	100.0%	1.0	0.9
2045 & 2055 LaFayette Street		May-04	Corporate Datacenters	300,000	—	7,020	100.0%	100.0%	100.0%	100.0%	100.0%	1.9	0.9
150 South First Street		Sep-04	Corporate Datacenters	179,761	—	6,699	99.0%	98.3%	98.3%	98.3%	98.3%	1.1	0.9
1725 Comstock Street		Apr-10	Corporate Datacenters	39,643	—	6,534	100.0%	100.0%	100.0%	66.7%	38.6%	0.2	0.8
3105 and 3115 Alfred Street		May-10	Corporate Datacenters	49,858	—	5,283	58.1%	58.1%	100.0%	100.0%	0.0%	0.3	0.7
2334 Lundy Place		Dec-02	Corporate Datacenters	130,752	—	4,393	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	0.6
1201 Comstock Street		Jun-08	Corporate Datacenters	24,000	—	4,465	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.6
2401 Walsh Street		Jun-05	Corporate Datacenters	167,932	—	3,614	100.0%	100.0%	100.0%	100.0%	100.0%	1.1	0.5
2950 Zanker Road		Aug-10	Corporate Datacenters	69,700	—	2,970	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.4
2403 Walsh Street		Jun-05	Corporate Datacenters	103,940	—	2,237	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.3
4700 Old Ironsides Drive		Jun-05	Corporate Datacenters	90,139	—	1,940	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.2
444 Toyama Drive		Sep-09	Corporate Datacenters	42,083	—	1,830	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	0.2
4650 Old Ironsides Drive		Jun-05	Corporate Datacenters	84,383	—	1,816	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	0.2
800 Central Expressway		Aug-10	Corporate Datacenters	—	150,000	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0

				1,805,176	162,092	94,163	98.7%	98.0%	99.8%	99.1%		11.4%	12.0%
Northern Virginia
43881 Devin Shafron Drive		Mar-07	Corporate Datacenters	180,000	—	18,127	100.0%	100.0%	100.0%	98.5%	98.5%	1.1%	2.3%
43915 Devin Shafron Drive		May-09	Corporate Datacenters	129,033	3,247	15,413	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	2.0
43791 Devin Shafron Drive		Mar-07	Corporate Datacenters	132,806	2,194	10,490	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	1.3
4030 Lafayette Center Drive		Jul-10	Corporate Datacenters	72,696	—	5,791	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	0.7
45901 & 45845 Nokes Blvd		Dec-09	Corporate Datacenters	167,160	—	4,478	100.0%	100.0%	100.0%	100.0%	100.0%	1.1	0.6
44470 Chilum Place		Feb-07	Corporate Datacenters	95,440	—	4,311	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.5
43790 Devin Shafron Drive		May-09	Corporate Datacenters	152,138	—	3,043	100.0%	100.0%	100.0%	N/A	N/A	1.0	0.4
21110 Ridgetop Circle		Jan-07	Corporate Datacenters	135,513	—	2,822	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	0.4
21561 & 21571 Beaumeade Cir		Dec-09	Corporate Datacenters	164,453	—	2,763	100.0%	100.0%	100.0%	100.0%	100.0%	1.0	0.4
43830 Devin Shafron Drive		May-09	Corporate Datacenters	49,759	63,491	2,547	42.2%	42.2%	9.1%	27.0%	N/A	0.3	0.3
4050 Lafayette Center Drive		Jul-10	Corporate Datacenters	42,374	—	2,203	34.2%	34.2%	34.2%	34.2%	0.0%	0.3	0.3
21551 Beaumeade Cir		Dec-09	Corporate Datacenters	152,504	—	2,027	100.0%	N/A	N/A	N/A	N/A	1.0	0.3
1807 Michael Faraday Court		Oct-06	Corporate Datacenters	19,237	—	1,796	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.2
7505 Mason King Court		Nov-08	Corporate Datacenters	109,650	—	1,777	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.2
251 Exchange Place		Nov-05	Corporate Datacenters	70,982	—	1,640	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.2
43831 Devon Shafron Drive		Mar-07	Corporate Datacenters	117,071	—	1,504	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.2
8100 Boone Boulevard		Oct-06	Corporate Datacenters	17,015	—	881	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.1
4040 Lafayette Center Drive		Jul-10	Corporate Datacenters	—	30,333	—	0.0%	0.0%	0.0%	100.0%	100.0%	0.0	0.0
1506 Moran Road		Dec-11	Corporate Datacenters	13,626	—	180	100.0%	N/A	N/A	N/A	N/A	0.1	0.0

				1,821,457	99,265	81,793	94.5%	93.9%	95.6%	97.1%		11.5%	10.4%
San Francisco
200 Paul Avenue 1-4		Nov-04	Internet Gateway Datacenters	509,158	18,522	27,908	99.4%	99.4%	99.4%	96.3%	96.6%	3.2%	3.5%
365 Main Street		Jul-10	Corporate Datacenters	222,431	4,550	26,820	80.5%	78.5%	84.4%	84.8%	84.9%	1.4	3.4
720 Second Street		Jul-10	Corporate Datacenters	121,220	—	14,523	86.1%	94.5%	95.8%	97.3%	97.3%	0.8	1.8
360 Spear Street		Dec-11	Corporate Datacenters	154,950	—	8,028	100.0%	N/A	N/A	N/A	N/A	1.0	1.0

				1,007,759	23,072	77,279	93.7%	93.2%	94.9%	93.3%		6.4%	9.7%
New York
3 Corporate Place		Dec-05	Corporate Datacenters	276,931	—	17,735	100.0%	98.0%	96.1%	96.1%	96.1%	1.7%	2.3%
300 Boulevard East		Nov-02	Corporate Datacenters	346,819	22,962	16,336	89.9%	89.9%	89.9%	100.0%	100.0%	2.2	2.1
111 Eighth Avenue	(3)	Mar-07	Internet Gateway Datacenters	116,843	—	13,453	95.3%	95.3%	95.3%	95.3%	100.0%	0.7	1.7
365 S. Randolphville Road		Feb-08	Corporate Datacenters	172,044	92,748	12,781	88.6%	88.6%	88.6%	79.4%	74.5%	1.1	1.6
60 & 80 Merritt Boulevard		Jan-10	Corporate Datacenters	169,540	—	12,377	100.0%	100.0%	100.0%	100.0%	100.0%	1.1	1.6
650 Randolph Road		Jun-08	Corporate Datacenters	—	127,790	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0

				1,082,177	243,500	72,682	94.5%	93.9%	93.5%	96.3%		6.8%	9.3%
Dallas
2323 Bryan Street		Jan-02	Internet Gateway Datacenters	446,044	31,063	14,325	74.8%	73.4%	75.0%	73.8%	74.2%	2.8%	1.8%
2440 Marsh Lane		Jan-03	Corporate Datacenters	135,250	—	14,032	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	1.8
1232 Alma Road		Sep-09	Corporate Datacenters	105,726	—	11,167	99.5%	99.5%	99.0%	67.7%	81.1%	0.7	1.4
4849 Alpha Road		Apr-04	Corporate Datacenters	125,538	—	10,867	99.7%	99.6%	99.6%	100.0%	100.0%	0.8	1.4
4025 Midway Road		Jan-06	Corporate Datacenters	90,058	10,532	8,753	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	1.1
11830 Webb Chapel Road		Aug-04	Corporate Datacenters	365,647	—	6,919	88.1%	88.4%	88.4%	88.4%	96.6%	2.3	0.9
14901 FAA Boulevard		Jun-06	Corporate Datacenters	263,700	—	4,938	100.0%	100.0%	100.0%	100.0%	100.0%	1.7	0.6
900 Dorothy Drive		Aug-10	Corporate Datacenters	56,176	—	1,520	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.2
900 Quality Way		Sep-09	Corporate Datacenters	—	112,253	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0
1400 N Bowser Way		Sep-09	Corporate Datacenters	—	246,940	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0
1301 International Parkway		Sep-09	Corporate Datacenters	—	20,500	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0
904 Quality Way		Sep-09	Corporate Datacenters	—	46,750	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0
905 Quality Way		Sep-09	Corporate Datacenters	—	249,657	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0

				1,588,139	717,695	72,521	90.1%	89.6%	90.0%	87.4%		10.2%	9.2%

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2011

Occupancy Analysis

As of December 31, 2011

(Dollar amounts in thousands)

						Occupancy (2)					Not Rentable Square Feet as a % of	Annualized Rent as a % of
Property	Acquisition Date	Property Type	Net Rentable Square Feet	Redevelopment Space	Annualized Rent ($000) (1)	As of 12/31/11	As of 09/30/11	As of 06/30/11	As of 03/31/11	As of 12/31/10	Total Portfolio	Total Portfolio
Chicago
350 East Cermak Road	May-05	Internet Gateway Datacenters	1,129,226	4,513	64,927	97.0%	96.8%	96.9%	96.4%	96.8%	7.1%	8.2%
600-780 S. Federal	Sep-05	Internet Gateway Datacenters	161,547	—	6,787	63.5%	64.6%	64.6%	64.6%	64.6%	1.0	0.9

			1,290,773	4,513	71,714	92.8%	92.8%	92.8%	92.4%		8.1%	9.1%
Phoenix
2121 South Price Road	Jul-10	Corporate Datacenters	309,244	210,235	35,165	92.9%	96.5%	96.5%	96.5%	97.8%	1.9%	4.5%
120 E. Van Buren Street	Jul-06	Internet Gateway Datacenters	287,514	—	20,012	89.3%	89.1%	89.1%	85.9%	97.3%	1.8	2.5
2055 East Technology Circle	Oct-06	Corporate Datacenters	76,350	—	8,013	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	1.0

			673,108	210,235	63,190	92.1%	93.7%	93.7%	92.3%		4.2%	8.0%
Boston
128 First Avenue	Jan-10	Corporate Datacenters	274,750	—	22,228	99.4%	99.4%	99.6%	99.6%	99.6%	1.7%	2.7%
55 Middlesex Turnpike	Jan-10	Corporate Datacenters	106,000	—	11,803	90.6%	90.6%	89.7%	89.7%	87.9%	0.7	1.5
100 & 200 Quannapowitt Parkway	Jun-04	Corporate Datacenters	286,550	100,406	6,108	90.8%	90.8%	88.9%	70.0%	100.0%	1.8	0.8
115 Second Avenue	Oct-05	Corporate Datacenters	66,730	—	3,647	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.5
600 Winter Street	Sep-06	Corporate Datacenters	30,400	—	826	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.1

			764,430	100,406	44,612	95.0%	95.0%	94.3%	87.5%		4.8%	5.6%
Los Angeles
600 West Seventh Street	May-04	Internet Gateway Datacenters	480,042	9,680	20,289	98.7%	97.8%	95.5%	95.3%	95.8%	2.9%	2.5%
2260 East El Segundo Boulevard	Jul-10	Corporate Datacenters	132,240	—	11,519	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	1.5
200 North Nash Street	Jun-05	Corporate Datacenters	113,606	—	2,445	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.3
3015 Winona Avenue	Dec-04	Corporate Datacenters	82,911	—	1,640	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	0.2
3300 East Birch Street	Aug-03	Corporate Datacenters	68,807	—	1,502	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.2

			877,606	9,680	37,395	99.3%	98.8%	97.6%	97.4%		5.3%	4.7%
Atlanta
375 Riverside Parkway	Jun-03	Corporate Datacenters	250,191	—	7,434	99.2%	99.2%	99.2%	100.0%	100.0%	1.6%	0.9%
101 Aquila Way	Apr-06	Corporate Datacenters	313,581	—	1,411	100.0%	100.0%	100.0%	100.0%	100.0%	2.0	0.2
760 Doug Davis Road	Dec-11	Corporate Datacenters	334,306	—	6,376	100.0%	N/A	N/A	N/A	N/A	2.1	0.8

			898,078	—	15,221	99.8%	99.7%	99.7%	100.0%		5.7%	1.9%
Philadelphia
833 Chestnut Street	Mar-05	Corporate Datacenters	592,295	62,463	12,770	92.0%	88.9%	85.0%	84.1%	85.5%	3.6%	1.6%

			592,295	62,463	12,770	92.0%	88.9%	85.0%	84.1%		3.6%	1.6%
St. Louis
900 Walnut Street	Aug-07	Internet Gateway Datacenters	112,266	—	4,378	99.9%	99.9%	99.9%	99.9%	98.5%	0.7%	0.6%
210 N Tucker Boulevard	Aug-07	Corporate Datacenters	161,549	175,867	3,024	74.9%	74.3%	78.8%	75.8%	80.0%	1.0	0.4

			273,815	175,867	7,402	85.2%	84.8%	87.6%	86.0%		1.7%	1.0%
Houston
12001 North Freeway	Apr-06	Corporate Datacenters	246,258	54,447	6,351	88.9%	80.6%	78.9%	91.9%	75.4%	1.5%	0.8%

			246,258	54,447	6,351	88.9%	80.6%	78.9%	91.9%		1.5%	0.8%
Miami
36 NE 2nd Street	Jan-02	Internet Gateway Datacenters	162,140	—	4,887	95.9%	95.9%	95.9%	95.9%	95.9%	1.0%	0.6%
2300 NW 89th Place	Sep-06	Corporate Datacenters	64,174	—	654	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.1

			226,314	—	5,541	97.0%	97.0%	97.0%	97.0%		1.4%	0.7%
Denver
8534 Concord Center Drive	Jun-05	Corporate Datacenters	85,660	—	3,567	100.0%	100.0%	100.0%	100.0%	100.0%	0.5%	0.5%

			85,660	—	3,567	100.0%	100.0%	100.0%	100.0%		0.5%	0.5%
Charlotte
125 North Myers	Aug-05	Internet Gateway Datacenters	25,402	—	1,320	100.0%	100.0%	100.0%	100.0%	100.0%	0.2%	0.2%
731 East Trade Street	Aug-05	Internet Gateway Datacenters	40,879	—	1,273	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	0.2
113 North Myers	Aug-05	Internet Gateway Datacenters	29,218	—	915	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.1

			95,499	—	3,508	100.0%	100.0%	100.0%	100.0%		0.7%	0.5%
Sacramento
11085 Sun Center Drive	Sep-11	Corporate Datacenters	69,048	—	2,712	100.0%	100.0%	N/A	N/A	N/A	0.4%	0.3%
3065 Gold Camp Drive	Oct-04	Corporate Datacenters	13,309	49,648	289	100.0%	21.1%	21.1%	21.1%	21.1%	0.1	0.0

			82,357	49,648	3,001	100.0%	62.4%	21.1%	21.1%		0.5%	0.3%
Toronto, Canada
6800 Millcreek Drive	Apr-06	Corporate Datacenters	83,758	—	1,985	100.0%	100.0%	100.0%	100.0%	100.0%	0.5%	0.3%

			83,758	—	1,985	100.0%	100.0%	100.0%	100.0%		0.5%	0.3%
Minneapolis/St. Paul
1125 Energy Park Drive	Mar-05	Corporate Datacenters	112,827	—	1,437	100.0%	100.0%	100.0%	100.0%	100.0%	0.7%	0.2%

			112,827	—	1,437	100.0%	100.0%	100.0%	100.0%		0.7%	0.2%
Austin
7620 Metro Center Drive	Dec-05	Corporate Datacenters	45,000	—	605	100.0%	100.0%	100.0%	100.0%	100.0%	0.3%	0.1%
7500 Metro Center Drive	Dec-05	Corporate Datacenters	—	74,962	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0
			45,000	74,962	605	95.1%	94.0%	100.0%	100.0%		0.3%	0.1%

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2011

						Occupancy (2)					Not Rentable Square Feet as a % of	Annualized Rent as a % of
Property	Acquisition Date	Property Type	Net Rentable Square Feet	Redevelopment Space	Annualized Rent ($000) (1)	As of 12/31/11	As of 09/30/11	As of 06/30/11	As of 03/31/11	As of 12/31/10	Total Portfolio	Total Portfolio
EUROPE
London, England
3 St. Anne’s Boulevard	Dec-07	Corporate Datacenters	96,384	—	10,589	52.4%	52.4%	69.9%	80.0%	46.9%	0.6%	1.3%
Mundells Roundabout	Apr-07	Corporate Datacenters	113,464	—	7,471	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.9
Cressex 1	Dec-07	Corporate Datacenters	50,847	—	6,906	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	0.9
6 Braham Street	Jul-02	Internet Gateway Datacenters	63,233	—	4,700	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.6
2 St. Anne’s Boulevard	Dec-07	Corporate Datacenters	30,612	—	3,321	100.0%	0.0%	0.0%	0.0%	0.0%	0.2	0.4
1 St. Anne’s Boulevard	Dec-07	Corporate Datacenters	20,219	—	273	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.0
Fountain Court	Jul-11	Corporate Datacenters	—	131,771	—	0.0%	0.0%	N/A	N/A	N/A	0.0	0.0

			374,759	131,771	33,260	87.8%	86.7%	93.2%	96.0%		2.3%	4.1%
Dublin, Ireland
Unit 9, Blanchardstown Corporate Park	Dec-06	Corporate Datacenters	120,000	—	9,909	98.8%	99.1%	99.1%	92.2%	99.0%	0.8%	1.3%
Clonshaugh Industrial Estate (Eircom)	Aug-05	Corporate Datacenters	124,500	—	8,512	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	1.1
Clonshaugh Industrial Estate	Feb-06	Corporate Datacenters	20,000	—	1,443	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.2

			264,500	—	19,864	99.4%	99.6%	99.6%	96.4%		1.7%	2.6%
Paris, France
114 Rue Ambroise Croizat	Dec-06	Internet Gateway Datacenters	332,300	19,846	18,403	91.6%	91.6%	91.6%	91.6%	91.9%	2.1%	2.3%

			332,300	19,846	18,403	91.6%	91.6%	91.6%	91.6%		2.1%	2.3%
Amsterdam, Netherlands
Paul van Vlissingenstraat 16	Aug-05	Corporate Datacenters	112,472	—	5,596	73.7%	60.0%	58.8%	58.8%	58.8%	0.7%	0.7%
Cateringweg 5	Jun-10	Corporate Datacenters	55,972	—	5,371	100.0%	100.0%	0.0%	0.0%	0.0%	0.4	0.7
Naritaweg 52	Dec-07	Corporate Datacenters	63,260	—	2,546	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.3
Gyroscoopweg 2E-2F	Jul-06	Corporate Datacenters	55,585	—	1,193	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	0.2

			287,289	—	14,706	89.7%	84.3%	83.7%	83.7%		1.8%	1.9%
Manchester, England
Manchester Technopark, Plot C1	Jun-08	Corporate Datacenters	38,016	—	1,973	100.0%	100.0%	100.0%	100.0%	100.0%	0.2%	0.3%

			38,016	—	1,973	100.0%	100.0%	100.0%	100.0%		0.2%	0.3%
Geneva, Switzerland
Chemin de l’Epinglier 2	Nov-05	Corporate Datacenters	59,190	—	1,642	100.0%	100.0%	100.0%	100.0%	100.0%	0.4%	0.2%

			59,190	—	1,642	100.0%	100.0%	100.0%	100.0%		0.4%	0.2%
ASIA PACIFIC
Singapore
29A International Business Park	Nov-10	Corporate Datacenters	125,007	245,493	4,787	55.2%	49.3%	16.8%	16.8%	16.8%	0.8%	0.6%

			125,007	245,493	4,787	55.2%	49.3%	16.8%	16.8%		0.8%	0.6%
NON-DATACENTER PROPERTIES
34551 Ardenwood Boulevard 1-4	Jan-03	Technology Manufacturing	307,657	—	6,816	100.0%	100.0%	100.0%	100.0%	100.0%	1.9%	0.9%
47700 Kato Road & 1055 Page Avenue	Sep-03	Technology Manufacturing	183,050	—	4,146	100.0%	100.0%	100.0%	100.0%	100.0%	1.2	0.5
2010 East Centennial Circle	May-03	Technology Manufacturing	113,405	—	2,852	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.4
1 Savvis Pkwy	Aug-07	Technology Office	156,000	—	2,644	100.0%	100.0%	100.0%	100.0%	100.0%	1.0	0.3
908 Quality Way	Sep-09	Technology Office	14,400	—	24	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.0

			774,512	—	16,482	100.0%	100.0%	100.0%	100.0%		4.9%	2.1%

Portfolio Total/Weighted Average			15,908,059	2,384,955	787,854	94.8%	93.7%	93.9%	93.5%	94.6%	100.0%	100.0%

(1)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of December 31, 2011 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Includes approximately 33,700 rentable square feet from a leasehold interest acquisition.
(4)	Net rentable square feet excludes square footage at two joint ventures: 2001 Sixth Avenue in Seattle, WA (400,369 rental square feet) which was 95.8% occupied and 700 -750 Central Expressway in Santa Clara, CA (306,144 rentable square feet) which was 100% occupied as of December 31, 2011.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2011

Major Tenants

As of December 31, 2011

(Dollar amounts in thousands)

Tenant		Number of Locations	Total Occupied Square Feet (1)	Percentage of Net Rentable Square Feet	Annualized Rent (2)	Percentage of Annualized Rent	Weighted Average Remaining Lease Term in Months
1	CenturyLink, Inc. (3)	33	2,696,292	16.9%	$80,233	10.2%	88
2	Equinix Operating Company, Inc.	9	878,062	5.5%	$32,524	4.1%	86
3	Facebook, Inc.	4	241,865	1.5%	$30,624	3.9%	77
4	TelX Group, Inc.	11	254,314	1.6%	$26,890	3.4%	171
5	Morgan Stanley	5	182,592	1.1%	$26,621	3.4%	34
6	Softlayer Technoloies, Inc.	6	250,767	1.6%	$24,774	3.1%	117
7	Verizon Communications, Inc.	20	307,890	1.9%	$18,486	2.3%	78
8	AT & T	18	615,267	3.9%	$18,310	2.3%	82
9	NTT Communications Company	5	309,759	1.9%	$18,000	2.3%	84
10	Level 3 Communications, LLC	30	339,223	2.1%	$13,504	1.7%	95
11	Amazon	6	448,895	2.8%	$12,723	1.6%	110
12	Pfizer, Inc.	1	87,049	0.5%	$11,201	1.4%	72
13	Yahoo! Inc.	2	110,847	0.7%	$10,357	1.3%	70
14	TATA Communications (UK)	2	105,366	0.7%	$10,252	1.3%	72
15	BT Americas, Inc.	3	67,685	0.4%	$9,578	1.2%	65
16	Microsoft Corporation	3	322,587	2.0%	$9,447	1.2%	46
17	Sprint Communications Co., LP	6	173,319	1.1%	$9,433	1.2%	33
18	JPMorgan Chase & Co.	2	117,953	0.7%	$9,387	1.2%	125
19	eircom Limited	1	124,500	0.8%	$8,512	1.1%	91
20	T-Systems North America, Inc.	2	77,610	0.5%	$8,377	1.1%	27

	Total/Weighted Average		7,711,842	48.2%	$389,233	49.3%	87

(1)	Occupied square footage is defined as leases that commenced on or before December 31, 2011. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of December 31, 2011 multiplied by 12.
(3)	Represents leases with Savvis Communications Corporation and Qwest Communications International Inc. (or affiliates thereof), which are our direct tenants. CenturyLink, Inc. acquired Qwest in Q2 2011 and Savvis in Q3 2011, and Qwest and Savvis are now wholly owned subsidiaries of CenturyLink.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2011

Lease Expirations and Lease Distribution

Lease Expirations

As of December 31, 2011

(Dollar amounts in thousands)

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		834,522	5.2%	—	0.00%
2012	377	510,232	3.2%	46,670	5.92%	$91.47	91.37	47,008
2013	256	939,317	6.0%	63,964	8.12%	$68.10	70.61	66,325
2014	226	1,400,169	8.8%	100,164	12.71%	$71.54	76.23	106,735
2015	134	1,884,022	11.8%	82,130	10.42%	$43.59	47.27	89,067
2016	140	1,636,710	10.3%	68,951	8.75%	$42.13	46.59	76,261
2017	60	932,046	5.9%	42,303	5.37%	$45.39	51.06	47,590
2018	84	1,086,360	6.8%	53,544	6.80%	$49.29	58.87	63,955
2019	77	1,599,876	10.1%	96,559	12.26%	$60.35	73.20	117,105
2020	76	913,795	5.7%	55,452	7.04%	$60.68	75.94	69,390
2021	56	1,032,780	6.5%	50,093	6.36%	$48.50	63.25	65,324
Thereafter	153	3,138,230	19.7%	128,024	16.25%	$40.79	59.15	185,627

Portfolio Total / Weighted Average	1,639	15,908,059	100.0%	$787,854	100.0%	$52.27	$61.96	$934,387

Lease Distribution

As of December 31, 2011

(Dollar amounts in thousands)

Square Feet Under Lease	Number of Leases (1)	Percentage of All Leases	Total Net Rentable Square Feet (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent
Available			834,522	5.2%	—	0.0%
2,500 or less	1,052	64.2%	503,776	3.2%	49,863	6.3%
2,501- 10,000	276	16.9%	1,657,735	10.4%	140,879	17.9%
10,001 - 20,000	138	8.4%	2,137,764	13.4%	176,605	22.4%
20,001 - 40,000	85	5.2%	2,476,159	15.6%	156,638	19.9%
40,001 - 100,000	58	3.5%	3,816,799	24.0%	152,064	19.3%
Greater than 100,000	30	1.8%	4,481,304	28.2%	111,805	14.2%

Portfolio Total	1,639	100.0%	15,908,059	100.0%	$787,854	100.0%

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of December 31, 2011 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2011

Lease Expirations - By Product Type

As of December 31, 2011

(Dollar amounts in thousands)

TURNKEY DATACENTER

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		298,596	1.9%	—	0.0%
2012	137	160,447	1.0%	$23,048	2.9%	$143.65	$145.33	$23,318
2013	86	312,941	2.0%	$41,118	5.2%	$131.39	$137.26	$42,955
2014	93	377,651	2.4%	$56,869	7.2%	$150.59	$160.70	$60,688
2015	42	204,151	1.3%	$25,257	3.2%	$123.72	$134.60	$27,478
2016	64	310,934	2.0%	$39,857	5.1%	$128.18	$142.22	$44,222
2017	20	181,210	1.1%	$24,145	3.1%	$133.24	$149.84	$27,152
2018	36	266,370	1.7%	$28,892	3.7%	$108.47	$134.93	$35,942
2019	27	394,980	2.5%	$56,643	7.2%	$143.41	$176.58	$69,745
2020	33	260,630	1.6%	$35,808	4.5%	$137.39	$173.80	$45,298
2021	31	217,607	1.4%	$32,391	4.1%	$148.85	$198.04	$43,095
Thereafter	53	506,486	3.2%	$43,466	5.5%	$85.82	$141.37	$71,604

Portfolio Total / Weighted Average	622	3,492,003	22.1%	$407,494	51.7%	$127.60	$153.91	$491,497

POWERED BASE BUILDING

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		254,155	1.6%	—	0.0%
2012	21	85,905	0.5%	$2,285	0.3%	$26.60	$26.69	$2,293
2013	17	280,379	1.8%	$8,304	1.1%	$29.62	$30.11	$8,443
2014	35	704,727	4.4%	$29,230	3.7%	$41.48	$44.72	$31,516
2015	46	1,533,612	9.6%	$52,748	6.7%	$34.39	$37.31	$57,216
2016	34	1,119,417	7.0%	$25,048	3.2%	$22.38	$24.49	$27,415
2017	7	133,429	0.8%	$4,021	0.5%	$30.14	$35.62	$4,753
2018	12	571,579	3.6%	$19,694	2.5%	$34.46	$38.88	$22,224
2019	18	1,121,916	7.1%	$37,874	4.8%	$33.76	$39.96	$44,836
2020	17	377,087	2.4%	$13,118	1.7%	$34.79	$43.89	$16,549
2021	10	769,816	4.8%	$16,399	2.1%	$21.30	$26.72	$20,572
Thereafter	64	2,179,043	13.7%	$76,054	9.7%	$34.90	$47.75	$104,044

Portfolio Total / Weighted Average	281	9,131,065	57.3%	$284,775	36.3%	$32.08	$38.29	$339,861

COLOCATION

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		73,004	0.5%	—	0.0%
2012	123	113,493	0.7%	$18,714	2.4%	$164.89	$161.92	$18,767
2013	102	47,495	0.3%	$7,257	0.9%	$152.80	$157.47	$7,479
2014	44	47,310	0.3%	$9,630	1.2%	$203.55	$208.96	$9,886
2015	3	2,609	0.0%	$521	0.1%	$199.69	$213.49	$557
2016	4	4,180	0.0%	$656	0.1%	$156.94	$213.16	$891
2017	2	24,491	0.2%	$1,070	0.1%	$43.69	$48.67	$1,192
2018	—	—	0.0%		0.0%	$—	$—
2019	3	3,427	0.0%	$330	0.0%	$96.29	$122.26	$419
2020	—	—	0.0%	$15	0.0%	$—	$—	$20
2021	1	3,194	0.0%	$276	0.0%	$86.41	$113.34	$362
Thereafter	—	—	0.0%	$—	0.0%	$—	$—	$—

Portfolio Total / Weighted Average	282	319,203	2.0%	$38,469	4.8%	$156.25	$159.15	$39,573

NON-TECHNICAL

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		208,767	1.3%	—	0.0%
2012	96	150,387	0.9%	$2,624	0.3%	$17.45	$17.48	$2,629
2013	51	298,502	1.9%	$7,285	0.9%	$24.41	$24.95	$7,448
2014	54	270,481	1.7%	$4,435	0.6%	$16.40	$17.17	$4,645
2015	43	143,650	0.9%	$3,605	0.5%	$25.10	$26.56	$3,816
2016	38	202,179	1.3%	$3,390	0.4%	$16.77	$18.46	$3,733
2017	31	592,916	3.7%	$13,066	1.7%	$22.04	$24.45	$14,494
2018	36	248,411	1.6%	$4,957	0.6%	$19.95	$23.30	$5,788
2019	29	79,553	0.5%	$1,712	0.2%	$21.52	$26.46	$2,105
2020	25	276,078	1.7%	$6,510	0.8%	$23.58	$27.25	$7,523
2021	14	42,163	0.3%	$1,027	0.1%	$24.36	$30.74	$1,296
Thereafter	37	452,701	2.8%	$8,505	1.1%	$18.79	$22.04	$9,979

Portfolio Total / Weighted Average	454	2,965,788	18.6%	$57,116	7.2%	$20.72	$23.02	$63,456

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of December 31, 2011 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2011

Summary of Leasing Activity

Leases Signed in the Quarter Ended December 31, 2011

	Number of Leases (1)	Rentable Square Feet (2)	Expiring Rates (3)	New Rates (3)	Rental Rate Changes	TI’s/Lease Commissions Per Square Foot (5)	Weighted Average Lease Terms (months)
Leasing Activity (4)(5)
Renewals Signed
Turn-Key Datacenter	7	90,131	$179.49	$183.50	2.23%	$5.14	135.2
Powered Base Building	6	289,160	$23.30	$26.87	15.31%	$5.21	81.7
Non-technical	13	9,676	$23.81	$28.23	18.55%	$3.10	94.7
New Leases Signed
Turn-Key Datacenter	16	164,960	—	$178.27	—	$11.86	123.5
Powered Base Building	4	86,584	—	$73.47	—	$4.18	173.5
Build to Suit	2	177,251	—	$83.61	—	$4.52	166.8
Non-technical	9	16,763	—	$17.71	—	$1.88	131.5
Leasing Activity Summary (4)(5)
Turn-Key Datacenter	23	255,091	—	$180.12	—	—
Powered Base Building	10	375,744	—	$37.60	—	—
Build to Suit	2	177,251	—	$83.61	—	—
Non-technical	22	26,439	—	$21.56	—	—

(1)	The number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including power, required support space and common area.
(3)	Rental rates represent annual estimated cash rent per rentable square foot adjusted for straight line rents in accordance with GAAP rent.
(4)	Excludes short term leases.
(5)	Excludes 16 renewed colocation leases for 24,049 rentable square feet at an average rate of $141.96 per square foot and 19 new colocation leases for 10,099 rentable square feet at an average rate of $206.75 per square foot.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2011

Summary of Leasing Activity

Leases Commenced in the Quarter Ended December 31, 2011

	Number of Leases (1)	Rentable Square Feet (2)	Expiring Rates (3)	New Rates (3)	Rental Rate Changes	TI’s/Lease Commissions Per Square Foot (5)	Weighted Average Lease Term (months)
Leasing Activity (4)(5)
Renewals Commenced
Turn-Key Datacenter	7	90,131	$179.49	$183.50	2.23%	$5.14	135.2
Powered Base Building	7	298,760	$24.03	$27.64	15.04%	$5.15	81.0
Non-technical	13	25,846	$21.51	$24.65	14.59%	$20.18	111.1
New Leases Commenced
Turn-Key Datacenter	7	56,485	—	$217.97	—	$38.16	113.0
Powered Base Building	2	24,483	—	$27.72	—	$18.37	154.7
Build to Suit	2	183,116	—	$38.88	—	$3.25	140.3
Non-technical	16	40,096	—	$22.90	—	$16.35	117.7
Leasing Activity Summary (4)(5)
Turn-Key Datacenter	14	146,616	—	$196.78	—	—
Powered Base Building	9	323,243	—	$27.65	—	—
Build to Suit	2	183,116	—	$38.88	—	—
Non-technical	29	65,942	—	$23.58	—	—

(1)	The number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including power, required support space and common area.
(3)	Rental rates represent annual estimated cash rent per rentable square foot adjusted for straight line rents in accordance with GAAP rent.
(4)	Excludes short term leases
(5)	Excludes 18 renewed colocation leases for 29,652 rentable square feet at an average rate of $140.97 per square foot and 13 new colocation leases for 4,179 rentable square feet at an average rate of $267.38 per square foot.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2011

Historical Capital Expenditures

	Three Months Ended
	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
Recurring capital expenditures (1)	$9,926,000	$8,000,000	$7,263,000	$3,716,000	$7,464,000	$3,660,000	$5,044,000	$5,180,000
Non-recurring capital expenditures (2)	$132,159,000	$176,560,000	$144,756,000	$119,971,000	$127,942,000	$81,816,000	$74,735,000	$54,743,000
Total net rentable square feet at period end excluding redevelopment space (3)	15,908,059	15,262,859	14,967,288	14,628,267	14,584,914	14,456,127	13,270,035	13,211,992

(1)	Recurring capital expenditures represent non-incremental building improvements required to maintain current revenues along with leasing commissions. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard”.
(2)	These expenditures are primarily for development and redevelopment projects. In addition these expenditures include certain infrequent expenditures for capitalized replacement, repair, maintenance, or other projects which enhance the existing operating portfolio (e.g. electrical and mechanical upgrades including battery replacement, building upgrades).
(3)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2011

Construction Activity Report

As of December 31, 2011

(in square feet unless otherwise noted)

Construction in Progress by Market

	Construction in Progress (“CIP”)
Market	Redevelopment Inventory Under Construction	Development Inventory Under Construction	Redevelopment Inventory Pre-Construction	Total Construction In Progress	Space Held for Future Redevelopment	Total Inventory	Percentage Leased (1)
Austin	74,962	—	—	74,962	—	74,962	0.0%
Boston	—	—	—	—	100,406	100,406	0.0%
Chicago	—	—	—	—	4,513	4,513	0.0%
Dallas	123,426	112,248	—	235,674	594,269	829,943	19.2%
Houston	—	—	36,225	36,225	18,222	54,447	33.1%
Los Angeles	9,680	3,082	—	12,762	—	12,762	37.2%
New York Metro	—	70,300	—	70,300	243,500	313,800	0.0%
Northern Virginia	16,481	65,000	—	81,481	82,784	164,265	39.6%
Philadelphia	—	—	—	—	62,463	62,463	0.0%
Phoenix	32,506	—	—	32,506	177,729	210,235	0.0%
Portland	—	58,000	—	58,000	—	58,000	100.0%
San Francisco	—	—	4,550	4,550	18,522	23,072	0.0%
Sacramento	—	—	26,251	26,251	23,397	49,648	0.0%
Silicon Valley	150,000	40,000	12,092	202,092	—	202,092	19.8%
St. Louis	—	—	64,957	64,957	110,910	175,867	0.0%
Melbourne, Australia	—	54,896	—	54,896	—	54,896	100.0%
Paris, France	—	—	—	—	19,846	19,846	0.0%
London, England	—	—	131,771	131,771	—	131,771	0.0%
Singapore	105,858	—	—	105,858	139,635	245,493	40.5%

Grand Total	512,913	403,526	275,846	1,192,285	1,596,196	2,788,481

Total US Markets	407,055	348,630	144,075	899,760	1,436,715	2,336,475
Total Intl Markets	105,858	54,896	131,771	292,525	159,481	452,006

Percentage Leased (¹)	15.1%	81.8%	6.5%	35.7%	4.6%	17.9%

Construction in Progress by Product Type

	US	Europe	Asia/Pacific	Total	% Leased (1)
Turn-Key Datacenter®	283,868	44,000	160,754	488,622	30.7%
Powered Base Building®	340,644	87,771	—	428,415	0.0%
Build-to-Suit	275,248	—	—	275,248	100.0%

Total Construction in Progress by Product Type	899,760	131,771	160,754	1,192,285	35.7%

Redevelopment Activity

	US	Europe	Asia/Pacific	Total	% Leased (1)
Redevelopment Space as of September 30, 2011	1,698,409	182,229	245,493	2,126,131
Acquired Redevelopment Space and New Construction Space	483,535	—	—	483,535
Converted Redevelopment Space:
Turn-Key Datacenter®	(36,070)	—	—	(36,070)	56.3%
Powered Base Building®	(5,525)	—	—	(5,525)	100.0%
Build-to-Suit	(152,504)	(30,612)	—	(183,116)	100.0%
Remeasurement Adjustments	—	—	—	—

Redevelopment Space as of December 31, 2011	1,987,845	151,617	245,493	2,384,955

(1)	Represents leases signed.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2011

Construction Projects in Progress and Total Estimated Direct Cost (1)

For the quarter ended December 31, 2011

(Dollar amounts in thousands except for cost per square foot)

Construction Projects in Progress and Total Estimated Direct Cost	Base Building Improvement to Net Rentable Square Footage	Net Rentable Square Footage	Direct Project Cost - Spent to Date	Direct Project Cost - to Be Spent	Direct Project Total Estimated Cost	Direct Project Cost Per Net Rentable Square Foot
Turn-Key Datacenter Under Construction as of December 31, 2011 (2)	—	488,622	$69,289	$170,175	$239,464	$490
Build-to-Suit Under Construction as of December 31, 2011 (2)	—	275,248	14,344	149,472	163,816	$595
Powered Base Building Under Construction as of December 31, 2011 (2)	—	428,415	20,084	54,554	74,638	$174
Base Building Improvements to Current in Progress Space Under Construction	—	—	31,331	13,281	44,613	—
Base Building Improvements to Support Future Development (3)	957,750	—	18,699	59,911	78,609	$82
Base Building Improvements to Operating Portfolio (3)	1,807,450	—	32,409	38,333	70,742	$39
Equipment Pool (4)	—	—	34,679	—	34,679	—

TOTAL	2,765,200	1,192,285	$220,835	$485,726	$706,561

Notes:

(1)	Includes direct project cash disbursements and project accruals; does not include capitalized costs (i.e. interest and general & administrative) or pro-rata acquisition cost.
(2)	Represents suite-specific projects.
(3)	Square footage represents square feet that will benefit from these base building improvements.
(4)	Pool account; not job specific.

DIGITAL REALTY TRUST, INC.

Fourth Quarter 2011

Management Statements on Non-GAAP Supplemental Measures

Funds from Operations:

We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, impairment charges, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Adjusted Funds from Operations:

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) non-cash compensation, (iv) straight line rents, (v) fair value of lease revenue amortization, (vi) capitalized leasing payroll, (vii) recurring tenant improvements, (viii) capitalized leasing commissions and (ix) costs of redeeming our preferred stock. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

EBITDA and Adjusted EBITDA:

We believe that earnings before interest expense, income taxes, depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, preferred dividends and noncontrolling interests. Adjusted EBITDA is EBITDA excluding noncontrolling interests, preferred stock dividends and costs of redeeming our preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not be comparable to such other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance.

NOI:

Net Operating Income (NOI)

NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI as a measure of our performance is limited. Other REITs may not calculate NOI in the same manner we do and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.